Dreyfus Premier
Value Fund
SEMIANNUAL REPORT April 30, 2001
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.
           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents
                                 THE FUND
--------------------------------------------------
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Statement of Investments
                            11   Statement of Assets and Liabilities
                            12   Statement of Operations
                            13   Statement of Changes in Net Assets
                            16   Financial Highlights
                            21   Notes to Financial Statements
                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                                     Value Fund
LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present this semiannual report for Dreyfus Premier Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.
The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.
In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.
We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.
Thank you for your continued confidence and support.
Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001

DISCUSSION OF FUND PERFORMANCE
Timothy M. Ghriskey, Senior Portfolio Manager
How did Dreyfus Premier Value Fund perform relative to its benchmark?
For the six-month period ended April 30, 2001, the fund achieved total returns of -2.32% for Class A shares; -2.73% for Class B shares; -2.72% for Class C shares; -2.91% for Class R shares; and -2.88% for Class T shares.(1) For the same period, the Russell 1000 Value Index (the "Index" ), the fund's benchmark, achieved a total return of -0.14%.(2)
We attribute the fund' s absolute performance to slowing growth in the U.S. economy. The fund's performance relative to its benchmark was primarily due to company-specific declines among several individual securities in the capital goods, consumer cyclical and financial industry groups.
What is the fund's investment approach?
Dreyfus   Premier   Value   Fund  invests  primarily  in  large-capitalization,
value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.
In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among
sectors    in    roughly    the    same    pro    The    Fund
portions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than
the    overall    market.
What other factors influenced the fund's performance?
Performance  of  both  the  fund  and  the  Index  suffered  slightly during the reporting period as a result of slowing U.S. economic growth, which caused earnings of many companies to fall short of expectations. However, declines in most value-oriented stocks were relatively modest in comparison to the sharp drop in growth-oriented stocks. For example, while the technology-laden Nasdaq Composite Index fell drastically during the period, the Russell 1000 Value Index remained nearly unchanged.
Although the fund benefited from the relative stability of value-oriented stocks during the reporting period, performance was hurt by the disappointing returns of several of the fund's significant holdings. For example, in the fund's worst performing area, capital goods, most of the damage resulted from our relatively large position in Tyco International. Although Tyco is a broadly diversified manufacturing and services company, one of its divisions focuses on the deployment of fiber-optic cable, a business that was hard-hit by a slowdown in
telecommunications    equipment    spending.
In consumer cyclicals, although the group generally performed well for both the fund and the Index, the fund's relative performance suffered as a result of declines in RadioShack' s stock, which posted disappointing earnings. Finally, among financials, the fund' s single largest group of holdings, performance suffered as a result of declines in the prices of a small number of stocks, such as The Bank of New York and American Express, that dipped in early 2001 and were
slow    to    recover.
On the other hand, several of our investment decisions proved beneficial. Performance was enhanced by our decision to allocate a greater percentage of the fund' s assets than the Index to basic materials and transportation stocks, two
areas    that    benefited    from    falling    interest
rates. The fund also scored gains from investments in the consumer staples area, particularly among tobacco stocks, such as Philip Morris Cos., that were helped by the easing of litigation concerns.
What is the fund's current strategy?
The prices of many technology stocks that we judged to be overvalued in prior periods have recently fallen to what we believe to be more attractive levels. We have taken advantage of these conditions by increasing our exposure to value-oriented technology stocks. As of April 30, 2001, the fund held a higher
percentage   of   technology   stocks   than  the  Russell  1000  Value  Index.
The fund also held a relatively high percentage of stocks in the basic materials group. That's because falling interest rates often set the stage for a return to more robust economic growth. Since basic materials companies produce many of the key ingredients for industrial production, in our view, they are well poised to be among the first to benefit from improving economic conditions.
May 14, 2001
(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.
                                                             The Fund


STATEMENT OF INVESTMENTS
April 30, 2001 (Unaudited)
Common Stocks--97.9%                                        Shares        Value ($)
Banking--7.8%
Bank of America                                             45,000       2,520,000
Bank of New York                                            39,600       1,987,920
FleetBoston Financial                                       41,500       1,592,355
JP Morgan Chase & Co.                                       51,600       2,475,768
Wells Fargo                                                 97,900       4,598,363
                                                                        13,174,406
Commercial Services--.8%
Henry Schein                                                25,900 a       995,078
McGraw-Hill Cos.                                             5,200         336,856
                                                                         1,331,934
Consumer Durables--1.3%
General Motors                                              38,846       2,129,149
Consumer Non-Durables--9.0%

Anheuser-Busch Cos.                                         21,200         847,788
Coca-Cola                                                   15,800         729,802
Coca-Cola Enterprises                                       71,300       1,292,669
Jones Apparel Group                                         20,700 a       822,618
Kimberly-Clark                                              15,400         914,760
Liz Claiborne                                               20,300         997,948
PepsiCo                                                     12,700         556,387
Philip Morris Cos.                                          93,700       4,695,307
Procter & Gamble                                            47,000       2,822,350
RJ Reynolds Tobacco Holdings                                13,800         808,266
UST                                                         26,500         797,650
                                                                        15,285,545
Consumer Services--3.1%
Clear Channel Communications                                 9,600 a       535,680
Comcast, Cl. A                                              32,300 a     1,418,293
Disney (Walt)                                               55,400       1,675,850
McDonald's                                                  35,000         962,500
Viacom, Cl. B                                               13,200 a       687,192
                                                                         5,279,515
Electronic Technology--6.1%
Boeing                                                      36,800       2,274,240
Compaq Computer                                             37,300         652,750
General Dynamics                                             4,300         331,444
Hewlett-Packard                                             27,100         770,453

COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
Electronic Technology (continued)
International Business Machines                             32,100       3,695,994
LSI Logic                                                   11,200         229,264
Motorola                                                    76,900       1,195,795
Raytheon, Cl. B                                              7,100         209,663
United Technologies                                         11,900         929,152
                                                                        10,288,755
Energy Minerals--8.3%
Anadarko Petroleum                                          15,700       1,014,534
Conoco, Cl. B                                               64,300       1,956,006
Exxon Mobil                                                 99,530       8,818,358
Ocean Energy                                                87,000       1,610,370
Santa Fe International                                      14,400         547,200
                                                                        13,946,468
Finance--22.4%
Allstate                                                    49,900       2,083,325
American Express                                            44,500       1,888,580
American General                                            16,200         706,482
American International Group                                50,637       4,142,107
Bank One                                                    54,600       2,062,242
Citigroup                                                  172,201       8,463,679
Federal Home Loan Mortgage                                  34,100       2,243,780
Federal National Mortgage Association                       14,300       1,147,718
Goldman Sachs Group                                         12,600       1,147,860
GreenPoint Financial                                        69,400       2,553,920
Household International                                     12,700         813,054
John Hancock Financial Services                             26,600         988,190
Keycorp                                                     17,100         396,378
MBNA                                                        36,800       1,311,920
Marsh & McLennan                                             7,500         723,300
Morgan Stanley Dean Witter                                  50,300       3,158,337
Synovus Financial                                           15,400         443,212
USA Education                                               30,300       2,154,330
Washington Mutual                                           30,100       1,502,893
                                                                        37,931,307
Health Services--.5%
Healthsouth                                                 63,700 a       894,985
The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
Health Technology--7.1%
Abbott Laboratories                                         38,300       1,776,354
American Home Products                                      11,800         681,450

Baxter International                                         7,800         710,970
Bristol-Myers Squibb                                        53,700       3,007,200
Johnson & Johnson                                           34,500       3,328,560
Merck & Co.                                                 31,800       2,415,846
                                                                        11,920,380
Industrial Services--1.5%
BJ Services                                                  8,600 a       707,350
ENSCO International                                         16,900         657,410
Waste Management                                            47,900       1,169,239
                                                                         2,533,999
Non-Energy Minerals--1.7%
Alcoa                                                       57,000       2,359,800
Weyerhaeuser                                                 8,000         452,240
                                                                         2,812,040
Process Industries--3.3%
Dow Chemical                                                45,150       1,510,268
duPont (EI) deNemours                                       39,600       1,789,524
International Paper                                         24,200         948,156
Monsanto                                                    43,700       1,352,515
                                                                         5,600,463
Producer Manufacturing--3.0%
Deere & Co.                                                  9,700         398,379
Emerson Electric                                            11,400         759,810
General Electric                                             6,000         291,180
Honeywell International                                     36,400       1,779,232
Minnesota Mining & Manufacturing                            15,200       1,808,952
                                                                         5,037,553
Retail Trade--3.9%
CVS                                                          7,600         448,020
Costco Wholesale                                            10,900 a       380,737
May Department Stores                                       30,300       1,128,675
RadioShack                                                  16,800         514,584
Sears, Roebuck                                              55,000       2,026,750
Target                                                      21,200         815,140
Wal-Mart Stores                                             24,000       1,241,760
                                                                         6,555,666

COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
Technology Services--1.3%
AOL Time Warner                                             18,150 a       916,575
Electronic Data Systems                                     20,400       1,315,800
                                                                         2,232,375
Transportation--2.3%
Exelon                                                      33,100       2,285,555
Southwest Airlines                                          43,200         786,672
Union Pacific                                               15,100         859,039
                                                                         3,931,266
Utilities--14.5%
AT&T                                                       115,200       2,566,664
AT&T--Liberty Media, Cl. A                                 119,300 a     1,908,800

American Electric Power                                      8,500         419,390
Aquila                                                       7,400 a       224,294
BellSouth                                                   49,500       2,077,020
Dominion Resources                                           6,300         431,487
Duke Energy                                                 20,200         944,552
El Paso                                                      7,005         481,944
Mirant                                                      11,809 a       481,807
Qwest Communications International                           6,500 a       265,850
Reliant Energy                                              10,100         500,455
Reliant Resources                                            3,600         108,000
SBC Communications                                          90,296       3,724,710
Southern                                                    29,700         694,683
Sprint (FON Group)                                          19,700         421,186
TXU                                                         45,500       2,000,180
UtiliCorp United                                            23,800         840,140
Verizon Communications                                      72,236       3,978,037
Williams Communications                                     10,527 a        47,581
Williams Cos.                                               12,800         539,776
WorldCom                                                    43,350 a       791,137
Xcel Energy                                                 36,200       1,129,440
                                                                        24,577,133
Total Common Stocks
  (cost $139,545,573)                                                  165,462,939
                                                    The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                         Principal
SHORT-TERM INVESTMENTS--2.0%                             Amount ($)       Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Bills:
4.02%, 7/12/2001                                           721,000         715,593
3.71%, 7/26/2001                                         2,659,000       2,634,989
Total Short-Term Investments
  (cost $3,350,632)                                                      3,350,582
--------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $142,896,205)                           99.9%  168,813,521

Cash and Receivables (Net)                                        .1%      181,312

Net Assets                                                     100.0%  168,994,833
a  Non-income producing.
See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
                                                                  Cost         Value
Assets ($):
Investments in securities--See Statement of Investments    142,896,205   168,813,521
Cash                                                                          94,724
Receivable for investment securities sold                                    619,679
Dividends receivable                                                         139,905
Receivable for shares of Beneficial Interest subscribed                       15,019
Prepaid expenses                                                              34,355
                                                                         169,717,203
---------------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                166,240
Payable for shares of Beneficial Interest redeemed                           397,441
Payable for investment securities purchased                                  108,000

Accrued expenses                                                              50,689
                                                                             722,370
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           168,994,833
---------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                          135,212,965
Accumulated undistributed investment income--net                             541,310
Accumulated net realized gain (loss) on investments                        7,323,242
Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4(b)                                25,917,316
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Net Assets ($)                                                           168,994,833
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Net Asset Value Per Share
                       Class A       Class B      Class C      Class R       Class T
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)     156,651,667    11,104,441    1,211,036        6,618        21,071
Shares Outstanding   7,981,761       591,932       65,257      344.873     1,080.685
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value
  Per Share ($)          19.63         18.76        18.56        19.19         19.50
See notes to financial statements.
The Fund



STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Investment Income ($):
Income:
Cash dividends                                                            1,362,506
Interest                                                                    167,421
Total Income                                                              1,529,927
Expenses:
Management fee--Note 3(a)                                                   629,300
Shareholder servicing costs--Note 3(c)                                      279,821
Distribution fees--Note 3(b)                                                 42,983
Professional fees                                                            30,277
Registration fees                                                            25,117
Custodian fees--Note 3(c)                                                    13,922
Trustees' fees and expenses--Note 3(d)                                        9,995
Prospectus and shareholders' reports                                          9,260
Loan commitment fees--Note 2                                                  1,645
Miscellaneous                                                                 3,009
Total Expenses                                                            1,045,329
Investment Income--Net                                                      484,598
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Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                   7,661,469
Net realized gain (loss) on financial futures                               (21,400)
Net Realized Gain (Loss)                                                  7,640,069
Net unrealized appreciation (depreciation) on investments               (12,403,240)
Net Realized and Unrealized Gain (Loss) on Investments                   (4,763,171)
Net (Decrease) in Net Assets Resulting from Operations                   (4,278,573)
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                            Six Months Ended
                                              April 30, 2001            Year Ended
                                                 (Unaudited)      October 31, 2000a
---------------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                               484,598               770,386
Net realized gain (loss) on investments            7,640,069            12,693,292
Net unrealized appreciation
  (depreciation) on investments                  (12,403,240)            1,795,450
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       (4,278,573)           15,259,128
---------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net:
Class A shares                                      (790,683)             (792,500)
Class C shares                                          (960)                   --
Class R shares                                           (40)                  (26)
Class T shares                                            (3)                   --
Net realized gain on investments:
Class A shares                                   (11,810,115)          (14,166,860)
Class B shares                                      (833,400)           (2,161,284)
Class C shares                                       (60,312)              (61,079)
Class R shares                                          (467)                 (705)
Class T shares                                           (82)                   --
Total Dividends                                  (13,496,062)          (17,182,454)
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                    16,997,767            30,468,663
Class B shares                                     2,706,808             3,869,293
Class C shares                                       863,548               717,083
Class R shares                                           493                 1,012
Class T shares                                        20,000                 1,000
Dividends reinvested:
Class A shares                                    11,714,511            13,944,282
Class B shares                                       662,292             1,915,838
Class C shares                                        43,887                27,006
Class R shares                                           507                   726
Class T shares                                            85                    --
a  From March 1, 2000 (commencement of initial offering) to October 31, 2000 for Class T shares.
See notes to financial statements.
The Fund



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                            Six Months Ended
                                              April 30, 2001            Year Ended
                                                  (Unaudited)     October 31, 2000a
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($) (continued):
Cost of shares redeemed:
Class A shares                                   (20,009,948)          (50,558,029)
Class B shares                                    (3,092,313)          (19,677,565)
Class C shares                                      (329,215)             (734,509)
Class R shares                                           (15)               (3,300)
Increase (Decrease) in Net Assets
  from Beneficial Interest Transactions            9,578,407           (20,028,500)
Total Increase (Decrease) in Net Assets           (8,196,228)          (21,951,826)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              177,191,061           199,142,887
End of Period                                    168,994,833           177,191,061
Undistributed investment income--net                 541,310               848,398
a  From March 1, 2000 (commencement of initial offering) to October 31, 2000 for Class T shares.
See notes to financial statements.



                                            Six Months Ended
                                              April 30, 2001             Year Ended
                                                  (Unaudited)      October 31, 2000a
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A b
Shares sold                                          852,595             1,470,099
Shares issued for dividends reinvested               609,179               685,560
Shares redeemed                                   (1,009,697)           (2,423,470)
Net Increase (Decrease) in Shares Outstanding        452,077              (267,811)
---------------------------------------------------------------------------------------------------------------------------------
Class B b
Shares sold                                          145,935               193,141
Shares issued for dividends reinvested                35,916                97,597
Shares redeemed                                     (160,114)             (988,931)
Net Increase (Decrease) in Shares Outstanding         21,737              (698,193)
---------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                           46,166                36,075
Shares issued for dividends reinvested                 2,406                 1,386
Shares redeemed                                      (17,702)              (36,886)
Net Increase (Decrease) in Shares Outstanding         30,870                   575
---------------------------------------------------------------------------------------------------------------------------------
Class R
Shares sold                                               25                    49
Shares issued for dividends reinvested                    27                    36
Shares redeemed                                           (1)                 (163)
Net Increase (Decrease) in Shares Outstanding             51                   (78)
---------------------------------------------------------------------------------------------------------------------------------
Class T
Shares sold                                            1,024                    52
Shares  issued for  dividends  reinvested                  4                     -
Net Increase (Decrease) in Shares  Outstanding         1,028                    52

a From March 1, 2000 (commencement of initial offering) to October 31, 2000 for Class T shares.

b     During the period ended April 30, 2001, 71,265 Class B shares representing
      $1,340,432 were automatically converted to 68,290 Class A shares and during the period ended October 31, 2000, 148,735 Class B shares representing $2,969,946 were automatically converted to 143,145 Class A shares.

See notes to financial statements.
The Fund


FINANCIAL HIGHLIGHTS
The  following  tables  describe  the  performance  for each share class for the fiscal  periods  indicated.  All  information  (except  portfolio turnover rate)
reflects  financial results for a single fund share. Total return shows how much your  investment  in  the  fund  would have increased (or decreased) during each period,  assuming  you  had  reinvested  all  dividends and distributions. These figures have been derived from the fund's financial statements.
                       Six Months Ended
                         April 30, 2001                Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares               (Unaudited)    2000     1999      1998     1997     1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              21.85    22.00    21.07     24.30    22.42    21.59
Investment Operations:
Investment income--net               .06a     .10a     .11a      .13      .12      .22
Net realized and unrealized
  gain (loss) on investments        (.60)    1.74     2.50       .23     5.40     3.01
Total from Investment Operations    (.54)    1.84     2.61       .36     5.52     3.23
Distributions:
Dividends from investment
  income--net                       (.11)    (.11)    (.11)     (.11)    (.20)    (.31)
Dividends from net realized
  gain on investments              (1.57)   (1.88)   (1.57)    (3.48)   (3.44)   (2.09)
Total Distributions                (1.68)   (1.99)   (1.68)    (3.59)   (3.64)   (2.40)
Net asset value, end of period     19.63    21.85    22.00     21.07    24.30    22.42
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                 (2.32)c   9.00    13.24      1.53    27.43    15.95
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                 .59c    1.20     1.18      1.19     1.18     1.19
Ratio of net investment income
  to average net assets              .31c     .50      .51       .54      .51      .94
Portfolio Turnover Rate            66.01c  150.24   141.85    159.30   123.53   147.64
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    156,652  164,534  171,526   178,593  206,333  207,388
a  Based on average shares outstanding at each month end.
b  Exclusive of sales charge.
c  Not annualized.
See notes to financial statements.



                        Six Months Ended
                          April 30, 2001               Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------------
Class B Shares                (Unaudited)    2000     1999      1998     1997     1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              20.93    21.21    20.41     23.70    21.92    21.17
Investment Operations:
Investment income (loss)--net       (.02)a   (.04)a   (.05)a    (.04)    (.04)     .04
Net realized and unrealized
  gain (loss) on investments        (.58)    1.64     2.42       .23     5.29     2.96
Total from Investment Operations    (.60)    1.60     2.37       .19     5.25     3.00
Distributions:
Dividends from investment
  income--net                         --       --       --        --     (.03)    (.16)
Dividends from net realized
  gain on investments              (1.57)   (1.88)   (1.57)    (3.48)   (3.44)   (2.09)
Total Distributions                (1.57)   (1.88)   (1.57)    (3.48)   (3.47)   (2.25)
Net asset value, end of period     18.76    20.93    21.21     20.41    23.70    21.92
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                 (2.73)c   8.12    12.38       .75    26.55    15.05
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                1.00c    1.99     1.94      1.95     1.93     1.94
Ratio of net investment income
  (loss) to average net assets      (.10)c   (.23)    (.25)     (.22)    (.27)     .19
Portfolio Turnover Rate            66.01c  150.24   141.85    159.30   123.53   147.64
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                     11,104   11,936   26,897    47,512   52,847   44,152
a  Based on average shares outstanding at each month end.
b  Exclusive of sales charge.
c  Not annualized.
See notes to financial statements.
The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)
                        Six Months Ended
                          April 30, 2001               Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------------
Class C Shares                (Unaudited)    2000     1999      1998     1997     1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              20.75    21.06    20.28     23.67    21.90    21.16
Investment Operations:
Investment income (loss)--net       (.03)a   (.11)a   (.06)a    (.05)    (.14)a    .06
Net realized and unrealized
  gain (loss) on investments        (.56)    1.68     2.41       .20     5.35     3.05
Total from Investment Operations    (.59)    1.57     2.35       .15     5.21     3.11
Distributions:
Dividends from investment
  income--net                       (.03)      --       --      (.06)      --     (.28)
Dividends from net realized
  gain on investments              (1.57)   (1.88)   (1.57)    (3.48)   (3.44)   (2.09)
Total Distributions                (1.60)   (1.88)   (1.57)    (3.54)   (3.44)   (2.37)
Net asset value, end of period     18.56    20.75    21.06     20.28    23.67    21.90
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                 (2.72)c   8.02    12.25       .65    26.38    15.74
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                1.03c    2.03     1.96      2.08     2.00     1.94
Ratio of investment (loss)
  to average net assets             (.15)c   (.59)    (.29)     (.35)    (.56)    (.51)
Portfolio Turnover Rate            66.01c  150.24   141.85    159.30   123.53   147.64
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                      1,211      714      712       652      594        6
a  Based on average shares outstanding at each month end.
b  Exclusive of sales charge.
c  Not annualized.
See notes to financial statements.



                        Six Months Ended
                          April 30, 2001               Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------------
Class R Shares                (Unaudited)    2000     1999      1998     1997     1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              21.55    21.70    20.87     24.30    22.42    21.60
Investment Operations:
Investment income (loss)--net       (.05)a    .05a     .06a      .21      .19      .40
Net realized and unrealized
  gain (loss) on investments        (.60)    1.75     2.47      (.01)    5.38     2.87
Total from Investment Operations    (.65)    1.80     2.53       .20     5.57     3.27
Distributions:
Dividends from investment
  income--net                       (.14)    (.07)    (.13)     (.15)    (.25)    (.36)
Dividends from net realized
  gain on investments              (1.57)   (1.88)   (1.57)    (3.48)   (3.44)   (2.09)
Total Distributions                (1.71)   (1.95)   (1.70)    (3.63)   (3.69)   (2.45)
Net asset value, end of period     19.19    21.55    21.70     20.87    24.30    22.42
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                   (2.91)b   8.97    12.99       .77    27.74    16.17
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                1.17b    1.37     1.40      1.00      .94     .97
Ratio of net investment
  income (loss)
  to average net assets             (.27)b    .26      .29       .51      .71     1.07
Portfolio Turnover Rate            66.01b  150.24   141.85    159.30   123.53   147.64
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                          7        6        8         6        5        4
a  Based on average shares outstanding at each month end.
b  Not annualized.
See notes to financial statements.
The Fund



                                                      Six Months Ended
                                                        April 30, 2001         Year Ended
Class T Shares                                              (Unaudited)  October 31, 2000a
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                             21.77              19.15
Investment Operations:
Investment (loss)                                                 (.04)b             (.02)b
Net realized and unrealized
  gain (loss) on investments                                      (.61)              2.64
Total from Investment Operations                                  (.65)              2.62
Distributions:
Dividends from investment income--net                              (.05)               --
Dividends from net realized gain on investments                  (1.57)                --
Total Distributions                                              (1.62)                --
Net asset value, end of period                                   19.50              21.77
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) c                                               (2.88)d            13.68d
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                            .94d              1.17d
Ratio of investment (loss)
  to average net assets                                           (.19)d             (.09)d
Portfolio Turnover Rate                                          66.01d            150.24
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                               21                  1
a  From March 1, 2000 (commencement of initial offering) to October 31, 2000.
b  Based on average shares outstanding at each month end.
c  Exclusive of sales charge.
d  Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1--Significant Accounting Policies:
Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As  of  April  30,  2001, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:
  Class T        57
The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
                                                             The Fund

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,540 during the period ended April 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.
                                                             The Fund

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $16,460 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $39,237, $3,737 and $9, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $195,425, $13,079, $1,246 and $9, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $56,381 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $13,922 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $253,964 of which $1,880 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:
(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2001, amounted to $109,014,423 and $110,963,761, respectively.
The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents,
                                                                        The Fund
up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2001, there were no financial futures contracts outstanding.

(b) At April 30, 2001, accumulated net unrealized appreciation on investments was $25,917,316, consisting of $29,279,844 gross unrealized appreciation and $3,362,528 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

                        For More Information

                        Dreyfus Premier Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:
BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  037SA0401